UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    May 29, 2002

SBA COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-30110	65-0716501
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

5900 Broken Sound Parkway NW	33487
(Address of principal executive offices)	(Zip code)

(561) 995-7670
(Registrant’s telephone number, including area code)

NA
(Former name or former address, if changed since last report)

Item 7    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

99.1—Investor News report dated May 2002.

Item 9    Regulation FD Disclosure.

On May 29, 2002, SBA Communications Corporation issued an Investor News report dated May 2002, reporting certain financial information. A copy of the Investor News report is filed herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ JOHN F. FIEDOR
John F. Fiedor Chief Accounting Officer
June 3, 2002

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